                                                                       EXHIBIT B

                          APPROVAL OF MERGER AGREEMENT


                 Sonat Acquisition Corporation ("SAC"), a Delaware corporation, a wholly owned subsidiary of Sonat Inc. ("Sonat") and one of the constituent corporations to the merger to be effected pursuant to the Agreement and Plan of Merger dated as of November 22, 1997 between Zilkha Energy Company and Sonat (the "Merger Agreement"), together with Sonat and Zilkha Energy Company, have caused this Approval of Merger Agreement to be signed as of the 22nd day of January, 1998 in order to evidence (a) SAC's approval, adoption, certification, execution and acknowledgment of the Merger Agreement to the same extent and with the same force and effect as if SAC had been an original signatory to such Merger Agreement and (b) SAC's agreement to be bound by the terms of the Merger Agreement applicable to it.

                                           SONAT ACQUISITION CORPORATION



                                           By: /s/ WILLIAM A. SMITH
                                              --------------------------------
                                           Name:  William A. Smith
                                           Title: President


                                           SONAT INC.



                                           By: /s/ WILLIAM A. SMITH
                                              --------------------------------
                                           Name:  William A. Smith
                                           Title: Executive Vice President


                                           ZILKHA ENERGY COMPANY



                                           By: /s/ JOSEPH J. ROMANO
                                              --------------------------------
                                           Name:  Joseph J. Romano
                                           Title: Senior Vice President and
                                                  Chief Financial Officer